UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2007

Bank of Granite Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15956	56-1550545

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
P.O. Box 128, 23 North Main Street
Granite Falls, North Carolina 28630
(Address of Principal Executive Offices) (Zip Code)
(828) 496-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year	3

Item 9.01 — Financial Statements and Exhibits	3

Signatures	4

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     The Board of Directors of Bank of Granite Corporation (the “Company”) amended Article V of the Company’s Bylaws, effective as of October 15, 2007, to allow for the issuance of uncertificated shares. By being able to issue uncertificated securities, the Company is eligible to participate in the Direct Registration System for shares, which is administered by The Depository Trust Company. The Direct Registration System permits investors to have securities registered in their names without the issuance of physical stock certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical securities. The full text of the Bylaws, as amended, is filed as Exhibit 3.1 to the Current Report, and amended Article V thereof is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
     (d) Exhibits.
          See Exhibit Index attached hereto.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Granite Corporation

October 18, 2007	By:	/s/ Kirby A. Tyndall

Kirby A. Tyndall Secretary, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Bylaws, as amended

5